SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) January 25, 2002



                          ELECTRONIC CLEARING HOUSE, INC.
                          -------------------------------
             (Exact name of registrant as specified in its charter)



           NEVADA                      0-15245                   93-0946274
--------------------------------------------------------------------------------
(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)              File Number)            Identification No.)



     28001 Dorothy Drive, Agoura Hills, California               91301
     -----------------------------------------------------------------
        (Address of principal executive offices)               (Zip Code)



        Registrant's telephone number, including area code (818) 706-8999




      -------------------------------------------------------------------
          (Former name or former address, if changes since last report)

ITEM 5.   OTHER  EVENTS

          On February 7, 2002, Electronic Clearing House, Inc. issued a press release announcing its earnings for the first quarter of fiscal 2002 ended December 31, 2001 and additional information relating to its litigation with Premier Lifestyles International Corporation. A copy of such press release is attached hereto as an exhibit.

ITEM 7.   EXHIBITS


Exhibit
Number    Description  of  Document
------    -------------------------

99.1      Press release issued and dated February 7, 2002.

                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                              ELECTRONIC CLEARING HOUSE, INC.
                                     (Registrant)




                              By:  \s\ AliceCheung
                                 ------------------------------
                                 Alice L. Cheung, Treasurer &
                                 Chief Financial Officer



Dated:  February 7, 2002